UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2007

WORLD OMNI AUTO RECEIVABLES TRUST 2007-A

(Issuing Entity with respect to Securities)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to Securities)

Delaware

(State or other jurisdiction of incorporation or organization)

333-133809-01

(Commission File Number)

52-2184798

(Registrant’s IRS Employer Identification No.)

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On February 13, 2007, World Omni Financial Corp. (“World Omni”) and World Omni Auto Receivables LLC (the “Depositor”) entered into an Underwriting Agreement with Banc of America Securities LLC and Credit Suisse Securities (USA) LLC on behalf of themselves and as representatives of the several underwriters (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $1,100,000,000 aggregate principal balance of various series of Class A Asset-Backed Notes to be issued by World Omni Auto Receivables Trust 2007-A, a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of December 29, 2006, as amended and restated by the Amended and Restated Trust Agreement, to be dated as of February 21, 2007, each by and between the Depositor and Deutsche Bank Trust Company Delaware, as owner trustee. The sale of the Class A Notes has been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) under a Registration Statement on Form S-3 (Commission File No. 333-133809). It is anticipated that the Class A Notes (as defined below) will be issued on or about February 21, 2007. The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase all of the Class A Notes if any of the Class A Notes are purchased. World Omni and the Depositor have agreed to indemnify the Underwriters against some liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect of some liabilities, including civil liabilities under the Securities Act.

Item 8.01.	Other Events.

The registrant has filed a prospectus supplement, dated February 13, 2007, setting forth a description of the collateral pool and the structure of $243,000,000 aggregate principal amount of the Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $288,000,000 aggregate principal amount of the Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $236,000,000 aggregate principal amount of the Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $333,000,000 aggregate principal amount of the Class A-4 Asset Backed Notes (the “Class A-4 Notes,” together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”), and $31,105,000 aggregate principal amount of the Class B Asset Backed Notes by World Omni Auto Receivables Trust 2007-A. Only the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes are being offered publicly for sale.

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Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
5.1	The following is filed as an Exhibit to this Report under Exhibit 5.1.

Opinion of Kirkland & Ellis LLP, dated as of February 13, 2007, with respect to enforceability of securities.

8.1	The following is filed as an Exhibit to this Report under Exhibit 8.1.

Opinion of Kirkland & Ellis LLP, dated as of February 13, 2007, with respect to tax matters.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Omni Auto Receivables LLC
(Depositor)

Dated: February 13, 2007	By:	/s/ Ben Miller
Ben Miller
Assistant Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Kirkland & Ellis LLP, dated as of February 13, 2007, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of February 13, 2007, with respect to tax matters.

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